Deferred dry dock and special survey costs, net (Tables)	12 Months Ended
Dec. 31, 2022
Deferred Dry Dock And Special Survey Costs Net
Schedule of Deferred Charges

The movement in deferred charges, net, in the accompanying Consolidated Balance Sheets are as follows:

Dry docking costs	2020	2021	2022

Balance January 1,	$779	$1,594	$912
Additions	1,068	253	266
Amortization of special survey costs	(253)	(406)	(384)
Transfer to vessels held for sale	—	(529)	—
Balance December 31,	$1,594	$912	$794